John Hancock Managed Account Shares Investment-Grade Corporate Bond Portfolio Expense Example - John Hancock Managed Account Shares Investment-Grade Corporate Bond Portfolio - None or SAME	May 31, 2026 USD ($)
Prospectus [Line Items]
Expense Example, with Redemption, 1 Year	$ 0
Expense Example, with Redemption, 3 Years	151
Expense Example, with Redemption, 5 Years	316
Expense Example, with Redemption, 10 Years	$ 793